EX-10(z)
                   MCNIC Pipeline & Processing Company
                        150 West Jefferson Avenue
                               Suite 1700
                         Detroit, Michigan 48226



                       					30 October, 1998


VIA FACSIMILE
(405) 842-9901 and
FEDERAL EXPRESS

Mr. Herb Mee, Jr.
Beard Mining, L.L.C.
5600 North May Avenue
Suite 320
Oklahoma City, Oklahoma 73112

Re:	Amendment to Coal Fines Extraction and Beneficiation Agreement among CRC
    No. 1 LLC, CRC No. 2 LLC, CRC No. 3 LLC, CRC No. 4 LLC, CRC No. 5 LLC and CRC No. 6 LLC and Beard Mining, L.L.C.

Dear Mr. Mee:

When fully executed by the parties, this letter agreement shall reflect our agreement regarding amending Section 8.1 of the Coal Fines Extraction and Beneficiation Agreement (the "Agreement") among CRC No. 1 LLC, CRC No. 2 LLC, CRC No. 3 LLC, CRC No. 4 LLC, CRC No. 5 LLC and CRC No. 6 LLC and Beard Mining, L.L.C. The parties agree that Section 8.1 of the Agreement is to be replaced in its entirety with the following language effective October 30, 1998:

         8.1 Term. Unless sooner terminated as provided herein, the term of this Agreement shall commence on the effective date of this Agreement and shall expire on December 31, 1998 (the "Initial Term"). After the expiration of the Initial Term, this Agreement may be terminated without cause by either party upon thirty days written notice to the other.

If the above accurately sets forth our agreement, please execute two copies of this letter agreement where indicated below and return one copy to the undersigned.

                                         CRC No. 1 LLC
                                         CRC No. 2 LLC
                                         CRC No. 3 LLC
                                         CRC No. 4 LLC
                                         CRC No. 5 LLC
                                         CRC No. 6 LLC

                                         BRUCE SCHLANSKER
                                         Bruce Schlansker, Chairman


Agreed to and accepted this 30th day of October 1998.

Beard Mining, L.L.C.
By:  Beard Technologies, Inc., an Oklahoma
     Corporation, Member and Manager

     HERB MEE, JR.
     Herb Mee, Jr.
     Member    Herb Mee, Jr., Vice President



cc:   William Kraemer
      R.G. Ryan
      Steve Richardson, Esq.